Business Combination	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Business combination
B.5	Business combination
Acquisition of OCI Clean Ammonia Holding B.V.
On 5

August 2024, Woodside entered into a binding agreement to acquire 100% of OCI Clean Ammonia Holding B.V. (OCI) and its
Beaumont New

Ammonia project for an
all-cash
consideration of $2,350

million. The project is under construction and is subject to cost, schedule and performance guarantees from OCI

N.V
.
The transaction was completed on 30

September 2024 and accounted for as a business combination. The Group’s net profit after tax for the year ended 31

December 2024 incorporates OCI’s results from acquisition date. The all-cash
consideration of $2,350

million
is inclusive of capital expenditure through completion of phase 1 of the project, with 80% paid and the remaining 20% to be paid at project completion subject to cost, schedule and performance guarantees.
The acquisition will position the Group as an early mover in the growing lower carbon ammonia market.
Due to the size, complexity and timing of the transaction, the related acquisition accounting is not yet finalised and accordingly the assets acquired and liabilities assumed are measured on a provisional basis. If new information is obtained within 12 months from the acquisition date about facts and circumstances that existed at the acquisition date, adjustments will be made to the provisional amounts recognised including the value of goodwill.
Details of the purchase consideration and the provisional fair value of goodwill, identifiable assets and liabilities of OCI acquired are as follows:

Provisional fair value of net identifiable assets and goodwill arising on acquisition date	US$m
Cash and cash equivalents	4
Receivables	720
Property, plant and equipment	936
Intangible assets	766
Other assets	2
Payables	(43)
Deferred tax liabilities	(168)
Provisions	(16)
Provisional fair value of net identifiable assets acquired	2,201
Goodwill arising on acquisition	169
Total purchase consideration 1	2,370

1.	Total purchase consideration includes $20 million of working capital adjustment.

Purchase consideration	US$m
Cash payment	1,900
Contingent considerationt 2	470
Total purchase consideration	2,370

2.	Contingent consideration relating to the remaining 20% of the consideration to be paid to OCI N.V. at project completion.

Analysis of cash flows on acquisition	US$m
Cash payment	(1,900)
Cash and cash equivalents acquired	4
Net cash flow on acquisition	(1,896)
Acquisition-related costs of $2 million have been included as an expense in general, administration and other costs in the consolidated income statement.

Revenue and contribution to the Group
The acquired business contributed a loss before tax of $8 million to the Group from the acquisition date to 31 December 2024. If the acquisition had occurred on 1 January 2024, consolidated profit before tax would have been lower by $21 million.
The acquired business did not recognise any operating revenue prior to or after the acquisition date.
Receivables
The fair value of receivables includes $715 million of expected reimbursements from OCI N.V. for forecast capital expenditure. The full reimbursement is expected to be collected prior to the payment of the contingent
consideration. $155 million has subsequently been received between acquisition date and 31 December 2024.
Intangible assets
$766 million of intangible assets were recognised on acquisition as a result of identified contract assets. Refer to Note B.6 Intangible assets for details.
Goodwill
The
goodwill
of
$169 million arises from the net deferred tax liability recognised on acquisition as a consequence of asset tax bases received being lower than the fair value of the assets acquired. The goodwill is not deductible for tax purposes.
Business combination accounting
The Group accounts for business combinations using the acquisition method when the acquired set of activities and assets meets the definition of a business and control is transferred to the Group. In determining whether a particular set of activities and assets is a business, the Group assesses whether the set of assets and activities acquired includes, at a minimum, an input and substantive process and whether the acquired set has the ability to produce outputs.
The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.
Contingent consideration is measured at fair value at the date of acquisition and subsequent changes in the fair value of the contingent consideration are recognised in profit or loss.

Key estimates and judgements

(a) Nature of acquisition
Judgement is required to determine if the acquisition is a business combination due to the stage of completion of the project and the timing of transfer of employees.

The project is under construction, with agreements in place to complete construction and transfer a fully operational asset together with a workforce to the Group in 2025. The agreements are in place at acquisition date and provide Woodside with control over the future economic benefits of the project, and the necessary inputs and processes to create outputs, meeting the definition of a business combination.

(b) Fair value determination for net assets acquired
Judgement is required to determine the fair value of assets acquired and liabilities assumed in a business combination, which can have a material impact on resultant goodwill. This includes the use of a cash flow model to estimate the expected future cash flows and the discount rate used.

On acquisition date, the reproduction cost method was used to fair value the property, plant and equipment in its construction phase. The reproduction cost method calculates the cost to construct an equivalent asset with the same specifications.

(c) Contingent consideration
Judgement is required to determine the fair value of the contingent consideration which includes consideration on the construction progress, estimates to complete compared to the schedule and performance guarantees.